                             LOAN AND SECURITY AGREEMENT



     Loan and Security Agreement made this 12 day of November, 1999, by and between Entertainment Boulevard Inc., a Nevada corporation (the "Company"), Beestons Investment Ltd., a foreign corporation (the "Investor") and H.A.A. Inc., a foreign corporation (each an "Investor" and collectively, the "Investors").


                               W I T N E S S E T H :


     WHEREAS, the Company desires to borrow certain amounts from the Investors and the Investors desire to make a loan (the "Loan") to the Company;

     NOW, THEREFORE, in consideration of the mutual promises, representations and warranties contained herein, the parties hereby agree as follows:

     1. LOAN. The Investors hereby lend to the Company the aggregate principal amount of $500,000. The Loan shall be evidenced by two secured notes, one to Beestons Investment Ltd. and the other to H.A.A. Inc. (the "Notes") in the forms attached hereto as Exhibits A and B, shall bear interest at the rate of 10% per annum and shall be due and payable on or before February 15, 2000, or earlier as provided in the Notes. Each Note may be converted at any time by its respective Investor prior to repayment thereof into shares of Common Stock of the Company at $2.00 per share and will be entitled to resale registration rights (subject to the registration rights previously granted to security holders of the Company). In consideration for such Loan, the Company will grant each Investor and/or its designee a

70,000 shares, or an aggregate of 140,000 shares (the "Payment Shares"), of the Company's Common Stock to be registered in the name of the Investors or its designees.

     2. CONDITIONS TO LOAN. The obligation of the Investors to make the Loan is subject to the conditions that the following shall have occurred prior to or concurrently with the Loan:

          (a) The Company shall have granted to the Investors a valid pari passu security interest in all its assets pursuant to this agreement dated the date hereof.

          (b) The Company agrees that various UCC statements will have to be filed after the date hereof to perfect the Investors' PARI PASSU security interest in the Company's assets as set forth in subsection (a). As such, the Company grants Stroock & Stroock & Lavan LLP ("SSL") power of attorney to sign as debtor on its behalf on the requisite UCC filings. The Company also agrees it will prepare such filings as needed (such decision to be at the sole discretion of SSL).

          (c) The Company agrees to enter into a Registration Rights Agreement (containing substantially the same terms as the registration rights previously granted to security holders of the Company but being subject to such previously granted rights) regarding the Payment Shares and the shares underlying the Notes (upon conversion), which shall be reasonably acceptable to the Investors.

     3. Common Stock. In consideration of the Investors making the Loan, the Company hereby issues to the Investors the Payment Shares to be registered in a registration statement as defined in the Registration Rights Agreement.

     4. GRANT OF PARI PASSU SECURITY INTEREST. The Company hereby grants to the Investors all of the right, title, and interest in and to the Company's assets, whether now existing or hereafter from time to time acquired, including: (i) each and every Receivable; (ii) all Contracts, together with all Contract Rights arising thereunder; (iii) all Inventory;
(iv) all Equipment; (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Company symbolized by the Marks; (vi) all Patents and Copyrights; (vii) all computer programs of the Company and all intellectual property rights therein and all other proprietary information of the Company, including, but not limited to, trade secrets; (viii) all Stock; (ix) the Cash Collateral Account and all monies, securities, and instruments deposited or required to be deposited in the Cash Collateral Account; (x) all other Goods, General Intangibles, Chattel Paper, Documents, and Instruments; and (xi) all Proceeds and products of any and all of the foregoing. Until such time as there is an Event of Default, the Investors will not collect any revenues from the collateral described in this Section 4.

     5. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to the Investors as follows:

          5.1. The issuance of the Notes and the Payment Shares pursuant to the provisions of this Agreement have been duly and validly authorized. No approval or authorization of the shareholders or the directors of the Company or of any governmental authority or agency which has not been obtained will be required by the Company for the issuance and sale of the Notes or the Payment Shares, as contemplated by this Agreement. When issued and sold to the Investors, the Payment Shares will be duly and validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances created by the Company.

          5.2 The Company has the full corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement and the Notes by the Company have been duly authorized by all necessary corporate action. This Agreement and the Notes constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

         5.3 Neither the sale of the Notes, the Payment Shares, the execution and delivery of this Agreement, nor the fulfillment of the terms set forth in this Agreement and the consummation of the transactions contemplated by this Agreement, will (i) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice of lapse of time or each, would be a breach of or default under or violation of the Certificate of Incorporation or By-Laws of the Company or would be a breach of or default under or violation of any agreement, document, lease or other instrument or undertaking by which the Company is bound or to which any of its properties are subject, would be a violation of any law, administrative regulation, judgment, order or decree applicable to the Company, or (ii) subject to the listing approval requirements of the OTC Stock Market, require the consent which has not been obtained of any other person or entity under any agreement, lease, document or other instrument or undertaking by which the Company is bound or to which any of its properties are subject.

          5.4 Subject to the filing of UCC-1 Financing Statements in appropriate jurisdictions, the PARI PASSU security interest in all of the assets of the Company (the "Assets") granted pursuant to Section 4 hereto constitutes a valid PARI PASSU security interest in the Assets.

     6. REPRESENTATIONS OF THE INVESTORS. The Investors understand that the Payment Shares have not been registered under the Securities Act of 1933 (the "Securities Act"). The Investors are accredited investors within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. The Investors are acquiring the Payment Shares for their own accounts and not with a present view to, or for sale in connection with, any distribution in violation of the Securities Act. The Investors acknowledge that a restrictive legend will be placed on the Payment Shares.

    7. COVENANTS OF THE COMPANY. The Company covenants with the Investors as follows:

          (a) The proceeds of the Loan will be used for working capital and general corporate purposes.

          (b) At all times while the Notes are outstanding, the Company will reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, the full number of shares of Common Stock deliverable upon conversion of the Notes.

     8. SURVIVAL. All representations, warranties, covenants and agreements contained in this Agreement or in any document, exhibit, schedule or certificate delivered in connection herewith shall survive the execution and delivery of this Agreement and the closing of the Loan and any investigation at any time made by the Investors or on their behalf.

     9.   MISCELLANEOUS PROVISIONS.

          9.1. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without giving any effect to principles of conflicts of laws.

          9.2. All notices hereunder shall be in writing and shall be deemed to have been given at the time when mailed by certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

          To the Company:

                         Entertainment Boulevard, Inc.
                         4502 Del Rey Avenue
                         Suite 108
                         Marina Del Rey, California  90292
                         Attn:  Stephen Brown


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

          To the Investors:

                         Beestons Investment Ltd.
                         P.O. Box 65
                         Duke Street
                         Gretton House
                         Grand Turks, Caicos

                         H.A.A. Inc.
                         1601-42nd Street
                         Brooklyn, New York  11204

provided, however, that any notice of change of address shall be effective only upon receipt.

          9.3. This Agreement shall be binding upon and inure to the benefit of the Company, the Investor Investors and the successors and assigns of the Investor Investors. The Company may not assign this Agreement without the prior written consent of the Investor Investors. The Investor Investors may assign all or any part of his rights and obligations hereunder to any affiliate of the Investor, Investors without the consent of the Company.

          9.4. This Agreement and all exhibits and schedules hereto set forth the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement may be amended, the Company or either Investor may take any action herein prohibited or omit to take action herein required to be performed by it or him, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company or the Investor has obtained the written consent of the other parties to this Agreement.

          9.5. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          9.6. The headings in this Agreement are for reference purposes only and shall not constitute a part hereof.

         9.7 On or prior to December 31, 1999, the Company will reimburse the Investors for the reasonable attorneys fees and expenses, incurred by the Investors in connection with the preparation, execution and delivery of this Agreement, the Notes and the Registration Rights Agreement. Such fees shall
not exceed $[    ] without the consent of the Company.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                              ENTERTAINMENT BOULEVARD, INC.


                              /s/ Stephen Brown
                              -----------------------------
                              By:    Stephen Brown
                              Title: Chairman of the Board


                              BEESTONS INVESTMENT LTD.


                              /s/ [illegible Signature]
                              -----------------------------
                              By:
                              Title:


                              H.A.A. INC.


                              /s/ [illegible Signature]
                              -----------------------------
                              By:
                              Title:

                               EXHIBIT A

                             SECURED NOTE


$250,000                                                   November   , 1999
                                                                   ---


     FOR VALUE RECEIVED, Entertainment Boulevard, Inc. (the "Maker"), hereby promises to pay to the order of Beestons Investments Ltd. (the "Payee"), at P.O. Box 65, Duke Street Gretton House, Grand Turks, Caicos, or at such other place as the Payee may designate in writing, in lawful money of the United States of America, the principal sum of two hundred fifty thousand dollars ($250,000) together with interest from the date hereof at the rate of 10% per annum, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be payable in full on or before February 15, 2000. Interest shall accrue from the date hereof and shall be paid when the principal amount of this Note has been paid in full.

     The occurrence of any one or more of the following events shall constitute an Event of Default under this Note: (i) the failure to pay principal of or interest on this Note as and when due; (ii) any representation or warranty of the Maker contained in the Loan and Security Agreement dated as of the date hereof between the Maker and the Payee shall not be true and correct in all material respects and the same shall not be cured within 30 days after written notice thereof by the Payee to the Maker or the Maker shall have breached any covenant contained in the Loan and Security Agreement and such breach shall not be cured within 30 days; (iii) a proceeding being filed or commenced against the Maker for bankruptcy, dissolution or liquidation which shall not be dismissed within 60 days, or the Maker voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (iv) the Maker filing a petition under bankruptcy, insolvency or debtor's relief law or making an assignment for the benefit of creditors; or (v) the appointment of a custodian, trustee, liquidator or receiver for any of the property of the Maker, which shall not be dismissed, released or vacated within 60 days.

     The Maker agrees that in an Event of Default under this Note, then all or any part of the unpaid principal balance of and interest on this Note shall immediately become due and payable without notice or demand. If an Event of Default occurs, the Maker agrees to pay to the holder all reasonable expenses incurred by the holder, including reasonable attorneys' fees, in enforcing and collecting this Note.

     Failure of the Payee hereof to assert any right contained herein will not be deemed to be a waiver thereof.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

     The Maker hereby forever waives presentment, presentment for payment, demand, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This Note may be prepaid in whole or in part at any time and from time to time without premium. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Maker.

     The principal and accrued interest on this Note may be converted into shares of Common Shares (the "Common Shares") of the Maker at the option of the Payee at $2.00 per share and the Maker agrees to cause such Common Shares to be registered for resale (subject to the registration rights previously granted to security holders of the Maker) under the Securities Act of 1933, as amended.

     This Note is secured pursuant to the terms of the Loan and Security Agreement.

     This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving any effect to principles of conflicts of laws. This Note shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of Payee.


                                            ENTERTAINMENT BOULEVARD, INC.




                                            _____________________________
                                            By:    Stephen Brown
                                            Title: Chairman of the Board

                               EXHIBIT B

                              SECURED NOTE


$250,000                                                    November   , 1999
                                                                    ---

     FOR VALUE RECEIVED, Entertainment Boulevard, Inc. (the "Maker"), hereby promises to pay to the order of H.A.A. Inc. (the "Payee"), at 1601-42nd Street, Brooklyn, New York, or at such other place as the Payee may designate in writing, in lawful money of the United States of America, the principal sum of two hundred fifty thousand dollars ($250,000) together with interest from the date hereof at the rate of 10% per annum, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be payable in full on or before February 15, 2000. Interest shall accrue from the date hereof and shall be paid when the principal amount of this Note has been paid in full.

     The occurrence of any one or more of the following events shall constitute an Event of Default under this Note: (i) the failure to pay principal of or interest on this Note as and when due; (ii) any representation or warranty of the Maker contained in the Loan and Security Agreement dated as of the date hereof between the Maker and the Payee shall not be true and correct in all material respects and the same shall not be cured within 30 days after written notice thereof by the Payee to the Maker or the Maker shall have breached any covenant contained in the Loan and Security Agreement and such breach shall not be cured within 30 days; (iii) a proceeding being filed or commenced against the Maker for bankruptcy, dissolution or liquidation which shall not be dismissed within 60 days, or the Maker voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (iv) the Maker filing a petition under bankruptcy, insolvency or debtor's relief law or making an assignment for the benefit of creditors; or (v) the appointment of a custodian, trustee, liquidator or receiver for any of the property of the Maker, which shall not be dismissed, released or vacated within 60 days.

     The Maker agrees that in an Event of Default under this Note, then all or any part of the unpaid principal balance of and interest on this Note shall immediately become due and payable without notice or demand. If an Event of Default occurs, the Maker agrees to pay to the holder all reasonable expenses incurred by the holder, including reasonable attorneys' fees, in enforcing and collecting this Note.

     Failure of the Payee hereof to assert any right contained herein will not be deemed to be a waiver thereof.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

     The Maker hereby forever waives presentment, presentment for payment, demand, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This Note may be prepaid in whole or in part at any time and from time to time without premium. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Maker.

     The principal and accrued interest on this Note may be converted into shares of Common Shares (the "Common Shares") of the Maker at the option of the Payee at $2.00 per share and the Maker agrees to cause such Common Shares to be registered for resale (subject to the registration rights previously granted to security holders of the Maker) under the Securities Act of 1933, as amended.

     This Note is secured pursuant to the terms of the Loan and Security Agreement.

     This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving any effect to principles of conflicts of laws. This Note shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of Payee.



                                            ENTERTAINMENT BOULEVARD, INC.



                                            -----------------------------
                                            By:    Stephen Brown
                                            Title: Chairman of the Board


                                       3